UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois	60106
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	RBCN	The Nasdaq Stock Market LLC
Preferred Share Purchase Right

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On October 14, 2022, Rubicon Technology, Inc. (the “Company”) received notifications from Nasdaq that it was no longer in compliance with various Nasdaq independent director requirements set forth in Listing Rule 5605.  This rule requires, among other things, that the Company’s (i) Board of Directors be composed of a majority of independent directors, (ii) Audit Committee be composed of three independent directors, and (iii) Compensation Committee be composed of two independent directors.  The Company’s Board of Directors is composed of four directors, one of which is an employee of the Company and therefore is not independent. The Board has not yet determined whether the two directors appointed by Janel Corporation are deemed to be independent under the NASDAQ Listing Rules.

The Nasdaq notification has no immediate effect on the listing of the Company’s common stock.

With respect to Company’s (i) Board of Directors be composed of a majority of independent directors and (ii) Audit Committee be composed of three independent directors, under NASDAQ rules, the Company has 45 calendar days to submit a plan to regain compliance. If the plan is accepted, NASDAQ can grant an extension of up to 180 calendar days from October 14, 2022, to evidence compliance.

With respect to the Company’s Compensation Committee non-compliance, Nasdaq provides the Company a cure period in order to regain compliance as follows:

●	until the earlier of the Company’s next annual shareholders’ meeting or August 19, 2023; or

●	if the next annual shareholders’ meeting is held before December 31, 2022, then the Company must evidence compliance no later than December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: October 20, 2022	By:	/s/ Timothy E. Brog
	Name:	Timothy E. Brog
	Title:	Chief Executive Officer

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